SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: January 18, 2008
(Date of earliest event reported)

IMPART MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 28, 2007, the Company filed, on Form 12b-25, a Notification of Late Filing of its annual report Form 10-KSB for the year ended September 30, 2007.  The delay in filing is due to the complexities associated with our change in fiscal year from December 31 to September 30, and the Company’s lack of sufficient financial reporting personnel necessary to timely complete our financial statements, the result of which delayed our independent auditors in commencing their audit of our financial statements required the filing of our 10-KSB.

On January 18, 2008, pursuant to NASD Marketplace Rule 6530 (e) (1) (Rule 6530) the Company’s common stock was suspended from trading on the Over-the-Counter Bulletin Board (“OTCBB”) and the Company’s trading symbol was changed to IMMGE.  These measures were triggered by the Company’s failure to timely file its 10-KSB with the Securities and Exchange Commission.  As this was the Company’s third failure to timely file within the prior two-year period a periodic report with the Securities and Exchange Commission, the Company’s common stock is ineligible for quotation on the OTCBB under Rule 6530; the Company’s common stock will remain ineligible for quotation on the OTCBB until the Company has timely filed in a complete form all required annual and quarterly reports due in a one-year period.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

The Company hereby furnishes the information set forth in its press release issued on January 24, 2008, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  All statements other than statements of historical fact are statements that could be forward-looking statements.  You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future.  Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K, including Exhibit 99.1.

 SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.  The exhibits required by this item are listed on the Exhibit Index hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPART MEDIA GROUP, INC.

Date: January 24, 2008	By:	/s/ Joseph Martinez
Joseph Martinez
Chief Executive Officer

EXHBIT INDEX

Number	Documents	Location

99.1	Press release dated January 24, 2008, issued by the Company.	Attached hereto and incorporated by reference herein